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                                                                    Exhibit 23.2


               [Letterhead of Arthur Andersen LLP Appears Here]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-37505, No. 333-88297 and No. 333-53652) and Registration Statement on Form S-3 (File No. 333-77619).



                                                  ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
 May 18, 2001